Exhibit 31.4

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Brenda Edwards, certify that:

1.	I have reviewed this Amendment to the Annual Report on Form 10-K of InMed Pharmaceuticals Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 28, 2022	/s/ Brenda Edwards
	Name:	Brenda Edwards
	Title:	Interim Chief Financial Officer